Exhibit   99.1

RESIGNATION OF DIRECTOR

The undersigned hereby resigns from the position of director of Swordfish Financial, Inc. to be effective on the date entered on this Resignation as a Director.

Dated:  December 17, 2012

/s/Mike Alexander

 Mike Alexander